UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January  21, 2010

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Floor 6, Saiou Plaza, No. 5 Haiying Road,
Fengtai Technology Park, Beijing, China 100070

Registrant’s telephone number, including area code (86)-10-8367-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 14, 2010, QC CPA Group, LLC resigned as the independent registered public accounting firm for Telestone Technologies Corporation (the “Company”).  The Company’s Audit Committee and Board of Directors approved the resignation of QC CPA Group, LLC on January 21, 2010.

Since the engagement of QC CPA Group, LLC on July 9, 2009, QC CPA Group, LLC performed the interim reviews of the Company’s financial statements for the period ended June 30, 2009 and September 30, 2009.  QC CPA Group, LLC did not issue any opinions on the Company’s financial statements during the period from July 9, 2009 through January 14, 2010.

Since the engagement of QC CPA Group, LLC on July 9, 2009 and through January 14, 2010, (i) there were no disagreements between the Company and QC CPA Group, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of QC CPA Group, LLC would have caused QC CPA Group, LLC to make reference to the subject matter of disagreement in connection with any reports on the Company’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

On January 18, 2010, the Company engaged Mazars CPA Limited as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2009. The Company’s Audit Committee and Board of Directors recommended, authorized, and approved the change in the Company’s independent registered public accounting firm to engage Mazars CPA Limited to serve as the Company’s independent registered public accounting firm.

On January 19, 2010, the Company provided QC CPA Group, LLC with a copy of this Form 8-K, and requested that QC CPA Group, LLC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  QC CPA Group, LLC provided us with such a letter on January 20, 2010. The letter is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s fiscal years ended December 31, 2008 and 2007 and through July 8, 2009, the Company engaged Mazars CPA Limited previously as the independent registered public accounting firm prior to the engagement of QC CPA Group, LLC. During the same period and through January 18, 2010, the Company did not consult with Mazars CPA Limited regarding any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) or (v) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from QC CPA Group, LLC dated January 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESTONE TECHNOLOGIES CORPORATION

Dated: January 21, 2010	By:	/s/ Han Daqing
	Name:	Han Daqing
	Title:	Chief Executive Officer